UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2005

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-15983 (Commission File No.)	38-3354643 (IRS Employer Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

         On September 22, 2005, ArvinMeritor, Inc. made a presentation at the Bank of America 35th Annual Investor Conference. The presentation made by ArvinMeritor at the conference is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

99 –	Presentation made at the Bank of America 35th Annual Investor Conference, September 22, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC. By: /s/ Vernon G. Baker, II —————————————— Vernon G. Baker, II Senior Vice President and General Counsel

Date: September 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

99	Presentation made at the Bank of America 35th Annual Investor Conference, September 22, 2005.